EXHIBIT 23.5
                        CONSENT OF BAKER & BOTTS, L.L.P.

     We hereby consent to the reference to us under "Legal Matters" in the prospectus forming part of the Registration Statement on Form S-3 (Reg. No. 333-05137) of Pride Petroleum Services, Inc.